JULIUS BAER FUNDS

Julius Baer International Equity Fund II

Supplement dated October 17, 2005 to the
Statement of Additional Information dated May 4, 2005

The second and third sentences of the third paragraph of “Additional Purchase and Redemption Information - Limitations on Redemptions” on page 33 are replaced with the following:

This redemption fee may be waived for certain tax-advantaged retirement plans or certain disciplined asset allocation platforms and shares acquired by reinvestment of dividends or distributions of the Fund. To qualify for the waiver, the tax-advantaged retirement plan and asset allocation accounts must be pre-approved by the Fund’s Distributor and Adviser and reasonably believed not to engage in market timing activities.

The fifth and six sentences of the third paragraph of “Additional Purchase and Redemption Information - Limitations on Redemptions - Additional Information Concerning Exchange Privilege” on page 34 are replaced with the following:

Due to certain economies involved, the Fund may waive the redemption fee for certain tax-advantaged retirement plans or certain disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, the tax-advantaged retirement plan and asset allocation accounts must be pre-approved by the Fund’s Transfer Agent and Adviser and reasonably believed not to engage in market timing activities.